February 9, 2024

BNY Mellon Absolute Insight Funds, Inc.

- BNY Mellon Core Plus Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-adviser is Insight North America LLC (INA), an affiliate of BNYM Investment Adviser.

James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers, positions they have held since August 2019, November 2023 and February 2024, respectively. Mr. DiChiaro is a senior portfolio manager at INA. Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA. Mr. Murphy is Head of Fixed Income, North America, at INA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Mr. DiChiaro is a senior portfolio manager at INA and has been a primary portfolio manager of the fund since August 2019. He has been employed by INA or a predecessor company of INA since 1999. Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA and has been a primary portfolio manager of the fund since November 2023. He has been employed by INA or a predecessor company of INA since 2014. Mr. Murphy is Head of Fixed Income, North America, at INA and has been a primary portfolio manager of the fund since February 2024. He has been employed by INA or a predecessor company of INA since 2005.

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